UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 17, 2013

Digital Brand Media & Marketing Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-85072	59-3666743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o David E. Price, Esq. 1915 I Street Northwest Washington, DC 200006-2107
(Address of principal executive offices)

Registrant’s telephone number, including area code: (917) 488-6473

RTG Ventures, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On January 15, 2013, the Company was informed by its independent registered public accounting firm, Sherb & Co., LLP, ("Sherb"), that Sherb has combined its practice with RBSM LLP (the "Merger") effective January 1, 2013.   As a result, Sherb effectively resigned as the Company's independent registered public accounting firm. On April 17, 2013, RBSM LLP was engaged as the Company’s independent registered public accounting firm.

 The principal accountant's reports of Sherb on the financial statements of the Company as of and for the two years ended August 31, 2012 and August 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  The principal accountant's reports of Sherb on the financial statements of the Company as of and for the two years ended August 31, 2012 and August 31, 2011 contained an explanatory disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended August 31, 2012 and August 31, 2011 and through the date of this 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended August 31, 2012 and August 31, 2011 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended August 31, 2012 and August 31, 2011 and through the date of this 8-K, the Company did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated April 17, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description
16.1	Letter dated April 17, 2013from Sherb & Co., LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2013

Digital Brand Media & Marketing Group, Inc.
(Registrant)

By:	/s/ Linda Perry
(Signature)

Executive Director

(Title)